UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

September 16, 2004

ENCORE MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-26538	65-0572565
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

9800 Metric Blvd.
Austin, Texas 78758
(Address of principal executive offices and zip code)

(512) 832-9500
(Registrant’s telephone
number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01 Regulation FD.

     Encore Medical Corporation has previously announced that on August 8, 2004 it entered into an agreement to acquire Empi, Inc. Encore furnished unaudited pro forma condensed combined financial information giving effect to the acquisition and related financing transactions in its Current Report on Form 8-K dated September 16, 2004. Such pro forma financial information should be read in conjunction with Encore’s consolidated financial statements which have been filed with the Securities and Exchange Commission and with the following consolidated financial statements of Empi, Inc., which are attached as Exhibit 99 and incorporated by reference in this Item 7.01:

Consolidated Financial Statements of Empi, Inc.

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm
Report of Arthur Andersen LLP, Independent Public Accountants
Consolidated Balance Sheets as of June 30, 2004 and December 31, 2003 and 2002
Consolidated Statements of Income for the Six Months Ended June 30, 2004 and 2003 and the
Years Ended December 31, 2003, 2002 and 2001
Consolidated Statements of Shareholders’ Deficit and Comprehensive Earnings for the Six
Months Ended June 30, 2004 and the Years Ended December 31, 2003, 2002 and 2001
Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2004 and 2003 and
the Years Ended December 31, 2003, 2002 and 2001
Notes to Consolidated Financial Statements

Item 9.01 Financial Statements and Exhibits.

Exhibit 23	—	Consent of Ernst & Young LLP

Exhibit 99	—	Consolidated financial statements of Empi, Inc. and its Subsidiaries

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION
Date: September 20, 2004	By:	/s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President -- General Counsel

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Exhibit Index

Exhibit No.		Description
Exhibit 23	—	Consent of Ernst & Young LLP

Exhibit 99	—	Consolidated financial statements of Empi, Inc. and its Subsidiaries

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